UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2007

                                BURKE MILLS, INC
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
             -------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

0-5680                                               56-0506342
- ----                                              ----------------------------
(Commission File No.)                       (I.R.S. Employer Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
              -----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 - Results of Operations and Financial Condition.

The Company issued a press release on April 16, 2007 reporting its operating results for the year ended December 30, 2006. The text of the press release is included in this report as an exhibit.

Item 9.01 - Financial Statements and Exhibits

                  (d) Exhibits. See Exhibit No. 99.1, press release issued April 16, 2007 attached hereto.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   April 16, 2007                                  BURKE MILLS, INC


                                                        By:  /s/Thomas I. Nail
                                                        ----------------------
                                                        Thomas I. Nail
                                                        President and COO


Exhibit Index

Exhibit No.     Description of Exhibit
99.1            Press Release issued April 16, 2007

                               [GRAPHIC OMITTED]
                               Burke Mills, Inc.

                            FRANK GADDY YARN DIVISION
               POST OFFICE BOX 190, VALDESE, NORTH CAROLINA 28690
Telephone (828) 874-6341                                      Fax (828) 879-7184
--------------------------------------------------------------------------------
CONTACT PERSON AT BURKE MILLS:  TOM NAIL  #828-874-6341
Page 1 of 3
                      FOR IMMEDIATE RELEASE: PRESS RELEASE


                          BURKE MILLS YEAR END RESULTS

  Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the year ended December 30, 2006.

Net sales for the fourth quarter ended December 30, 2006, decreased by 6.1% to $5,415,000 compared to $5,766,000 for the fourth quarter of 2005.

The Company recorded a net loss of $477,000 or $0.17 per share compared to a loss of $355,000 or $0.13 per share in the fourth quarter of 2005.

The full year sales for the Company were $23,844,000 compared to $25,253,000 for the full year 2005. The Company recorded a loss for the year of $1,877,000 or $0.68 per share compared to a loss of $1,922,000 for $0.70 per share in 2005.

                                 BALANCE SHEETS

                                                December 30       December 31
                                                   2006              2005
                                                -----------       -----------
             ASSETS
Current Assets
  Cash and cash equivalents                     $    55,816       $   425,812
  Accounts receivable                             2,727,461         2,568,838
  Inventories                                     1,543,272         1,684,132
  Prepaid expenses and other current assets          30,371            49,413
                                                -----------       -----------
Total Current Assets                              4,356,920         4,728,195
                                                -----------       -----------

Property, plant & equipment - at cost            28,041,676        28,085,778
  Less: accumulated depreciation                 24,741,391        23,326,789
                                                -----------       -----------
       Property, Plant and Equipment- Net         3,300,285         4,758,989
                                                -----------       -----------
Other Assets                                         16,575            16,575
                                                -----------       -----------
Total Assets                                    $ 7,673,780       $ 9,503,759
                                                ===========       ===========

                                 Balance Sheets

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Accounts payable                              $ 1,218,19        $ 1,434,169
  Line of Credit                                    258,274            -0-
  Accrued salaries and wages                         67,317            69,272
  Other liabilities and accrued expenses            132,778           126,303
                                                -----------       -----------
Total Liabilities                               $ 1,676,568       $ 1,629,744
                                                -----------       -----------
Commitments and contingencies

Shareholders' Equity
  Common stock, no par value
     (stated value, $.66)
     Authorized - 5,000,000 shares
     Issued and outstanding -
         2,741,168 shares                         1,809,171         1,809,171
  Paid-in capital                                 3,111,349         3,111,349
  Retained earnings                               1,076,692         2,953,495
                                                -----------       -----------
         Total Shareholders' Equity               5,997,212         7,874,015
                                                -----------       -----------
Total Liabilities & Shareholders' Equity        $ 7,673,780       $ 9,503,759
                                                ===========       ===========

                                           STATEMENTS OF OPERATIONS

                                              Years Ended
                                 ----------------------------------------
                              December 30       December 31        January 1
                                 2006              2005               2005
                              -----------       -----------       -----------
Net Sales                     $23,884,260       $25,252,600       $25,133,683
---------

   Cost of sales               23,777,095        25,143,775        24,546,085
                              -----------       -----------       -----------
   Gross Profit                   107,165           108,825           587,598

   Selling, general and
       administrative expenses  1,992,668         2,226,739         2,350,520
   (Gain) loss on disposal of
    property assets             (  2,974)         (208,989)           154,353
                              -----------       -----------       -----------
Operating Loss                (1,882,529)       (1,908,925)       (1,917,275)
                              -----------       -----------       -----------
Other Income
  Interest income                   4,559             6,100             2,788
  Other, net                        2,178             2,308            33,811
                              -----------       -----------       -----------
      Total Other Income            6,737             8,408             6,599
                              -----------       -----------       -----------
Other Expenses
  Interest expense                 16,342               370             1,263
  Other, net                        -0-               -0-              17,790
                              -----------       -----------       -----------
Total Other Expenses               16,342               370            19,053
                              -----------       -----------       -----------

Loss Before Benefit of
   Income Taxes and Equity
   in Loss of Affiliate       (1,892,134)       (1,900,887)       (1,899,729)

Income Tax Benefit                  -0-               (-0-)         (399,478)
                              -----------       -----------       -----------

                            Statements of Operations
Loss before Equity in Net
  Loss of Affiliate            (1,892,134)       (1,900,887)       (1,500,251)

Equity in Net Earnings (Loss)
   Of Affiliate                     15,331          (21,314)         (206,892)
                              ------------      ------------      ------------
Net Loss                      $(1,876,803)      $(1,922,201)      $(1,707,143)
                              ============      ============      ============
Basic and Diluted
Net Loss per share            $      (.68)      $      (.70)      $      (.62)
                              ============      ============      ============

Weighted Average Common
  Shares Outstanding -           2,741,168         2,741,168         2,741,168
  Basic and Diluted           ============      ============      ============
